UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 11, 2016

VANDA PHARMACEUTICALS INC.

(Exact name of Registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-34186	03-0491827
(Commission File No.)	(IRS Employer Identification No.)

2200 Pennsylvania Avenue NW

Suite 300E

Washington, DC 20037

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (202) 734-3400

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On January 11, 2016, Vanda Pharmaceuticals Inc. (“Vanda”) issued a press release reporting preliminary fourth quarter and full year 2015 results and 2016 financial guidance (the “Press Release”). The sections titled “Preliminary Fourth Quarter 2015 Results” and “Preliminary Full Year 2015 Results” of the Press Release are furnished as Exhibit 99.1 to this Current Report on Form 8-K and are incorporated herein by reference.

The information in Item 2.02 of this Current Report on Form 8-K and the sections of the Press Release attached hereto titled “Preliminary Fourth Quarter 2015 Results” and “Preliminary Full Year 2015 Results” shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 7.01.	Regulation FD Disclosure.

The Press Release also includes information regarding financial guidance for the year ending December 31, 2016 in the section titled “2016 Financial Guidance” of the Press Release.

During the week of January 11, 2016, Vanda’s management will hold meetings with several investors, analysts and investment bankers at the 34th Annual JP Morgan Healthcare Conference in San Francisco, California. A copy of the presentation for these meetings is furnished herewith as Exhibit 99.2 and is incorporated by reference herein (the “Presentation”).

The information in Item 7.01 of this Current Report on Form 8-K, the section of the Press Release attached hereto titled “2016 Financial Guidance” and the Presentation shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Press release of Vanda Pharmaceuticals Inc. dated January 11, 2016.

99.2	Presentation slides.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VANDA PHARMACEUTICALS INC.

By:	/s/ James P. Kelly
Name:	James P. Kelly
Title:	Senior Vice President, Chief Financial Officer and Treasurer

Dated: January 11, 2016